Investor Presentation September, 2002 www.centerpointenergy.com

Special Note Regarding Forward-Looking Statements

David M. McClanahan President and Chief Executive Officer Gary L. Whitlock Executive Vice President and Chief Financial Officer Marianne Paulsen Director, Investor Relations 2

Monetization of Texas Genco (NYSE: TGN) 2005 2004 2001 1999 2000 REI's Separation Plan Approved Texas Adopts Restructuring Legislation Corporate Separation Timeline RRI IPO Energy Merchant Energy Delivery Public Flotation Of Texas Genco (19% Spin-off) 2003 2002 RRI Spin-off Stranded Costs Securitization (NYSE: CNP)

Spin-off of Reliant Resources, Inc. to Reliant Energy Shareholders Timetable of Key Events September 5, 2002 September 20, 2002 September 30, 2002 Late 2002/Early 2003 Early-to-Mid 2004 Late 2004 Tax-free RRI dividend announced Shareholder record date RRI stock distribution date Taxable distribution of 19% of TGN shares to CNP shareholders Monetization of remaining 81% of TGN shares Stranded cost securitization Monetization of Texas Genco and Stranded Investment Recovery

CenterPoint Energy - Investment Highlights Large-scale, diversified business focused on regulated energy delivery 4.7 million metered distribution customers in 6 states Balanced mix of electric and natural gas assets Attractive service territories; diversified economic and regulatory risk Low risk profile compared to other combination gas/electric companies No electric commodity obligation at transmission & distribution utility (TDU) Low gas commodity risk exposure at gas Local Distribution Companies (LDCs) Consistent, predictable earnings and cash flow Clear path to full recovery of generation investment and de-levering of balance sheet Focused on near-term improvement of existing businesses Growth opportunities will evolve as we de-lever the Company and execute the strategy

Depth of Management Expertise


David McClanahan (30/30)
President & CEO
Gary Whitlock (1/30)
Executive VP & CFO
Steve Schaeffer (32/32)
Executive VP
Regulatory & Governmental Relations
Scott Rozzell (1/27)
Executive VP
General Counsel
Marc Kilbride (25/25)
VP & Treasurer
Joseph McGoldrick (23/27)
Corporate VP
Strategic Planning
James Brian (25/31)
Senior VP
Chief Accounting Officer
Marianne Paulsen (1/25)
Director
Investor Relations
Wayne Roesler (29/36)
VP
Regulatory Relations
Rufus Scott (17/28)
VP
Deputy General Counsel
Tom Standish (20/31)
President
CenterPoint Energy
Houston
Dean Liollio (18/24)
President
CenterPoint Energy
Arkla/Entex
Gary Cerny (22/22)
President
CenterPoint Energy
Minnegasco
To be Named
President
CenterPoint Energy
Pipeline Group
David Tees (34/34)
President
Texas Genco
Wayne Stinnett (19/25)
Senior VP
Gas Resources Group

Management team with extensive electric and gas industry experience

Note: Numbers in parentheses indicate years with company/years of business experience.

CenterPoint Energy

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Business Focus on Energy Delivery

CenterPoint Energy (CNP)

To be monetized in 2004

Electric Transmission & Distribution
- CenterPoint Houston Electric

Local Natural Gas Distribution
- CenterPoint Arkla
- CenterPoint Entex
- CenterPoint Minnegasco
- CenterPoint Gas Marketing

Pipelines & Gathering
- CenterPoint Gas Transmission
- Mississippi River Transmission Corp.
- CenterPoint Field Services

Generation Assets
- Texas Genco (TGN)

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Diversified, Low Risk Business Portfolio Net Property, Plant & Equipment 2002E 2005E Texas Genco 36% LDCs 14% Pipelines & Gathering 20% Electric TDU 35% LDCs 25% Electric TDU 55% Pipelines & Gathering 15%

Electric Transmission & Distribution 1.7 million metered distribution customers High growth Houston/Gulf Coast service territory No electric commodity price risk Reputation for reliability and high quality service $1.3 billion invested during last 5 years Exceed regulatory reliability standards 2001 EEI "Emergency Response Award" 11.25% authorized ROE Electric TDU

Natural Gas Distribution 3 million metered distribution customers in six states 5% of nationwide total gas distribution High growth, diverse service territories Low gas price exposure Aggressively seeking rate adjustment $42 million rate increases approved in 2002 $14 million rate increase application pending in Oklahoma Relatively new infrastructure Greater than 50% constructed after 1980 Industry leading customer satisfaction ratings 85% customer satisfaction at Minnegasco in 2001 Gas LDC

Pipelines and Gathering 8,200 miles of transmission pipelines transporting over 1 Tcf annually Seven gas storage facilities 4,300 miles of gas gathering pipeline which handles over 310 Bcf annually Stable cash flow and earnings Growing revenues and margins Industry leading customer satisfaction ratings Mississippi River Transmission voted #1 pipeline (a) (a) 2001 Mastio Customer Satisfaction Survey Interstate Gas Pipeline

Cyclic/ Portfolio (MW) Base Intermediate Peak Total Gas/Oil - 3,474 354 3,828 Gas 162 4,832 501 5,495 Nuclear 770 - - 770 Lignite 1,612 - - 1,612 Coal 2,470 - - 2,470 5,014 8,306 855 14,175 Texas Genco 14,000 MW of diverse, well-maintained generating assets Highly attractive, low-cost, solid-fuel baseload portfolio Flexible, load following gas fleet The South Texas nuclear plant is among newest and top performing in the nation Environmental compliance plan (NOx) in progress Regulated margin provided by legislation in 2002-2003 (ECOM true-up)

Strategic Plan Going Forward CenterPoint has developed a comprehensive strategic plan designed to guide us through the transition and drive business performance as well as the planning and allocating of resources Key Features of the CenterPoint Strategy Focused on energy delivery Driven by external measures of success Recognizes our near term challenges Positions us to grow as we implement standard business model and best practices Three key themes will resonate throughout the Company One Company Get it Right Grow

Near-Term Maximize returns Reduce costs and improve productivity Obtain rate relief at gas LDCs Capture growth in existing service territories Implement new business model for corporate and shared services Optimize cash flow Optimize/prioritize discretionary capital expenditures through disciplined commitment review process Adopt common business models and take advantage of company scale Strengthen the balance sheet Monetize Texas Genco Securitize stranded costs Reduce debt Longer-Term Growth through participation in industry consolidation Capitalize on opportunities related to core assets and skills Business/Financial Strategy

2002 Financial Outlook EBITDA $1,779 D&A 604 EBIT 1,175 Interest Expense 657 Income Taxes 159 Net Income $ 359 Average Diluted Shares: 300 million LDCs Pipelines & Gathering Genco true-up Electric TDU East 0.19 0.11 0.05 0.31 0.34 LDCs Pipelines & Gathering ECOM True-up Electric TDU Diluted EPS $1.17-$1.22 2002 EBITDA: ESTIMATED 2002 EARNINGS*: ($ in millions, except per share amounts) Total 2002 EBITDA: $ 1,779 31% 34% 19% 11% Texas Genco 5% Current annualized dividend: $0.64/share * Based on May, 2002 estimates

Capitalization Net Debt (a) Trust Preferred Securities Shareholders' Equity Total Capitalization Net Debt / Capitalization (a) 2005 Net Debt / Capitalization Target (a) (b) Senior Unsecured Credit Ratings (Moody's/S&P/Fitch) As of 6/30/2002 Pro Forma for RRI Spin-off $9,109 706 1, 836 $11,651 78% mid-50% Baa2 / BBB / BBB- (a) Excluding securitization bonds (b) Assumes the sale of Texas Genco and securitization of stranded costs ($ in millions)

Financing Initiatives and Deleveraging $4.7 billion of bank debt to be refinanced by October 10, 2002 RRI spin-off eliminated structural uncertainty Strategy post refinancing — extend maturities and reduce reliance on bank debt Facility reduction through capital market transactions 2003 cash flows sufficient to fund operating and capital requirements Total current maturities of $450 million through the end of 2003 Clear path to de-leveraging within three years Monetization of Texas Genco expected in 2004 Stranded cost securitization expected in late 2004 Combined proceeds to repay debt Estimated Debt/Book Capitalization in mid-50% by end of 2005 Current credit ratings (senior unsecured) Baa2 / BBB / BBB- (Moody's / S&P / Fitch)

Declining Capex Requirements Pipelines/Gathering TDU Corporate & Other Gas LDCs Texas Genco ($ in millions) 2001 2002 2003 2004 2005 Gas LDCs 209 208 219 231 233 Pipelines/Gathering 54 74 41 42 40 TDU 546 306 272 307 291 Corporate & Other 41 39 15 12 41 Texas Genco 115 48 52 0 0 environ 253 205 101 Environmental $

CenterPoint Energy - Well Positioned for the Future Large-scale, diversified business focused on regulated energy delivery Attractive service territories; diversified economic and regulatory risk Consistent, predictable earnings and cash flow Low risk profile compared to other combination gas/electric companies Clear path to full recovery of generation investment and de-levering of balance sheet Focused on near-term improvement of existing businesses Growth opportunities will evolve as we delever the Company and execute the strategy Vision: To be recognized as America's leading energy delivery company .. . . and more

Investor Presentation September, 2002 www.centerpointenergy.com